EXHIBIT 6

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Enerplus Resources Fund (the “Fund”) on Form 40-F for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Gordon J. Kerr, President and Chief Executive Officer of EnerMark Inc., on behalf of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ GORDON J. KERR
Gordon J. Kerr
President and Chief Executive Officer
of EnerMark Inc.

May 16, 2003